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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) November 7, 2002

                                 WRC MEDIA INC.
             (Exact name of registrant as specified in its chapter)

          Delaware                    333-96119                  13-4066536
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation               File Number)            Identification No.)

   512 Seventh Avenue, 23rd Floor, New York, NY                       10018
     (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (212) 582-6700

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.

On November 7, 2002, WRC Media Inc. reported the results for the three-months ended March 31, 2002 which are set forth in the press release in an Exhibit hereto.

Item 7. Financial Statements and Exhibits.

Exhibit No.         Exhibit
-----------         -------

     99.1           Press release issued by WRC Media Inc. on November 7, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  WRC MEDIA INC.
                                                   (Registrant)

Date November 7, 2002           By: /s/ Robert S. Lynch
                                   ------------------------------------
                                   Name:  Robert S. Lynch
                                   Title: Treasurer